UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

________________________________________
FORM 8-K
________________________________________

 CURRENT REPORT
PURSUANT TO SECTIONS 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported) March 14, 2017

 _______________________________________
 Entegris, Inc.
(Exact name of registrant as specified in its charter)
 _______________________________________
Delaware
(State or Other Jurisdiction of Incorporation or Organization)

001-32598	41-1941551
(Commission File Number)	(I.R.S. Employer Identification No.)

129 Concord Road, Billerica, MA	01821
(Address of principal executive offices)	(Zip Code)
(978) 436-6500
(Registrant’s telephone number, including area code)
N/A
(Former Name or Former Address, if Changed Since Last Report)
 _______________________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.    Entry into a Material Definitive Agreement.
On March 14, 2017, Entegris, Inc., a Delaware corporation (the "Company"), entered into Amendment No. 1 (the "Repricing Amendment") to the Term Credit and Guaranty Agreement, dated as of April 30, 2014, by and among the Company, the lenders party thereto (the "Lenders"), and Goldman Sachs Bank USA, as administrative agent and collateral agent for the lenders (the "Credit Agreement"). The Repricing Amendment decreased the applicable margin for the Company’s term loan under the Credit Agreement from 2.75% to 2.25% per annum for LIBOR borrowings, with a LIBOR floor of 0.0%, and from 1.75% to 1.25% per annum for base rate borrowings, with a base rate floor of 1.00%, and also reset the period during which a prepayment premium would be required if a "Repricing Event" (as defined in the Credit Agreement) occurs within six months after the effective date of the Repricing Amendment. The decreases to the applicable margins became effective upon execution of the Repricing Agreement. In connection with the execution of the Repricing Amendment, the Company paid certain fees and expenses to Goldman Sachs Bank USA.
The foregoing description of the Repricing Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Repricing Amendment, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.
Item 2.03     Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
The disclosure under Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.
Item 7.01     Regulation FD Disclosure.
On March 14, 2017, the Company issued a press release announcing the execution of the Repricing Amendment. A copy of the press release is attached as Exhibit 99.1 to this Current Report.
In accordance with General Instructions B.2 of Form 8-K, the information in this Item 7.01 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing. The information set forth herein will not be deemed an admission as to the materiality of any information required to be disclosed solely to satisfy the requirements of Regulation FD.
Item 9.01.    Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description
10.1
Amendment No. 1 to Term Credit and Guaranty Agreement, dated as of March 14, 2017, among the Company,  Goldman Sachs Bank USA, as administrative agent and collateral agent, and each participating lender party thereto.

99.1	Press Release, dated March 14, 2017

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ENTEGRIS, INC.

Dated: March 14, 2017        By: /s/ Gregory B. Graves
Name: Gregory B. Graves
Title: Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
10.1
Amendment No. 1 to Term Credit and Guaranty Agreement, dated as of March 14, 2017, among the Company,  Goldman Sachs Bank USA, as administrative agent and collateral agent, and each participating lender party thereto.

99.1	Press Release, dated March 14, 2017